LONG TERM
INVESTING
IN VALUE


Forester Funds


Forester Value Fund
Forester Discovery Fund

PROSPECTUS      July 31, 2002

FORESTER FUNDS
612 Paddock Lane, Libertyville, Illinois 60048
1-847-573-8399

Mutual funds:
are not FDIC-insured
have no bank guarantees
may lose money







The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Funds that prospective investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus does not set forth all of the information included in the Registration Statement and Exhibits thereto which the Funds have filed with the Securities and Exchange Commission.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2002 AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FORESTER FUNDS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

TABLE OF CONTENTS
Summary . . . . . . . . . .  . . . . . . . . . . . . . . .  3
Fund Performance . . . . . . . . . . . . . . . . . . . . .  5
Fund Expenses . . . . . . . . . . . . . . . . .  . . . . .  7
Investment Objectives, Principal Investment
Strategies and Risk Factors  . . . . . . . . . . . . . . .  8
Management of the Funds  . . . . . . . . . . . . . . . . .  11
Funds' Share Price . . . . . . . . . . . . . . . . . . . .  11
Purchase of Shares . . . . . . . . . . . . . . . . . . . .  12
Distribution Plan . . . . . . . . . . . . . . . . . .  . .  13
Redeeming Shares . . . . . . . . . . . . . . . . . . . . .  14
Dividends, Distributions and Taxes . . . . . . . . . . . .  16
Financial Highlights . . . . . . . . . . . . . . . . . . .  17





SUMMARY

Investment Objectives.
The Forester Funds, Inc. (the "Company") is an open-end management investment company, commonly known as a mutual fund. Each Fund is a portfolio of the Company. The two portfolios (each a "Fund" and collectively the "Funds") covered in this prospectus are as follows:

THE FORESTER VALUE FUND (the "VALUE FUND") is a common stock fund that seeks long-term growth of capital.

THE FORESTER DISCOVERY FUND (the "DISCOVERY FUND")(formerly the Forester Small Cap Value Fund) is a common stock fund that seeks long-term growth of capital.

Principal Investment Strategies

THE VALUE FUND is diversified and under normal market conditions, the Fund invests at least 65% of its total assets in common stock of companies that have market capitalizations of $1.5 billion or more. The Fund uses a value approach to investing - that is, it looks for common stocks that the investment manager believes are undervalued. The principal factor considered by a manager in identifying a value stock is its price to earnings (P/E) ratio. The objective of value investing is to reduce the risk of owning common stocks by investing in companies with sound finances whose current market prices are low in relation to earnings. In determining whether a company's finances are sound, the investment manager considers, among other things, its cash position and current ratio of assets compared to current liabilities. In response to adverse market, economic, political or other conditions, the fund may take defensive positions of up to 100%. This means the Fund will invest some or all of its assets in cash, cash equivalents, money market instruments or short to medium term government or corporate obligations, giving up the potential for capital growth to minimize potential losses. The Fund has been in a defensive position since inception. The Fund also sells securities that the investment manager considers to be overvalued or fairly valued as necessary to keep focused on undervalued companies.

THE DISCOVERY FUND, formerly the Forester Small Cap Value Fund, is diversified and invests primarily in common stocks of undervalued companies throughout the world. The Fund may invest in companies operating in developed countries, such as the Western European countries, Japan, the United States and Canada, as well as in firms based in emerging markets, typically in the Far East, Latin America and Eastern Europe. There are no restrictions on the size of the companies in which the Fund may invest. Under normal market conditions, the fund invests its assets in common stock of both domestic and international companies.
The Fund uses a value approach to investing - that is, it looks for common stocks that the investment manager believes are undervalued. The principal factor considered by a manager in identifying a value stock is its price to earnings (P/E) ratio. The objective of value investing is to reduce the risk of owning common stocks by investing in companies with sound finances whose current market prices are low in relation to earnings. In determining whether a company's finances are sound, the investment manager considers, among other things, its cash position and current ratio of assets compared to current liabilities. In response to adverse market, economic, political or other conditions, the fund may take defensive positions of up to 100%.
This means the Fund will invest some or all of its assets in cash, cash equivalents, money market instruments or short to medium term government or corporate obligations, giving up the potential for capital growth to minimize potential losses. The Fund has been in a defensive position since inception. The Fund also sells securities that the investment manager considers to be overvalued or fairly valued as necessary to keep focused on undervalued companies.


Principal Risks
THE VALUE FUND investors may lose money. There is no assurance that the investment objective of the Fund will be achieved. The returns and net asset value will fluctuate. The Fund invests principally in common stock that, in judgment of the investment manager, are undervalued. The fund is authorized to invest in stock index futures and options to buy and sell such futures. In these investments, the Fund assumes the risk that, if the investment manager's judgment regarding the direction of the securities markets is incorrect, their investment performance might have been better if they had not acquired futures contracts. Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund. See "Investment Objectives, Strategies and Risk Factors."

THE DISCOVERY FUND investors may lose money. There is no assurance that the investment objective of the Fund will be achieved. The returns and net asset value will fluctuate. Foreign stocks may exhibit the risks of currency exchange rate fluctuation, less available public information about the issuers of securities, less stringent regulatory standards, lack of uniform accounting, auditing and financial reporting standards, and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability.

The Fund invests principally in common stock that, in the judgment of the investment manager, are undervalued. The fund is authorized to invest in stock index futures and options to buy and sell such futures. In these investments, the Fund assumes the risk that, if the investment manager's judgment regarding the direction of the securities markets is incorrect, their investment performance might have been better if they had not acquired futures contracts. Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund. See "Investment Objectives, Strategies and Risk Factors."





FUND PERFORMANCE

The following bar charts show the Funds' year by year returns. This information shows how the Funds' returns have varied over time (one kind of investment risk). Please remember that each Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

THE FORESTER VALUE FUND

TOTAL RETURNS

                             YEAR ENDED    YEAR ENDED
FUND/INDEX                   12/31/2001    12/31/2000
Forester Value Fund             3.2%          5.7%

Since inception (9/10/99), the Fund's highest and lowest quarterly returns were 1.43% and 0.41%, respectively, for the quarters ended June 30, 2000 and December 31, 2001. The year-to-date return as of June 30, 2002, was 0.54%.

THE FORESTER DISCOVERY FUND

TOTAL RETURNS

                             YEAR ENDED    YEAR ENDED
FUND/INDEX                   12/31/2001    12/31/2000
Forester Discovery Fund         3.2%          5.7%

Since inception (9/10/99), the Fund's highest and lowest quarterly returns were 1.43% and 0.41%, respectively, for the quarters ended June 30, 2000 and December 31, 2001. The year-to-date return as of June 30, 2002, was 0.54%.

The tables below show the Funds' average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2001. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's "Return after taxes on distributions" show the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. A Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distributions and sale of Fund shares" may be greater than the "Return before taxes" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

THE FORESTER VALUE FUND

TOTAL RETURNS
(for periods ending December 31, 2001)

FUND/INDEX                              YEAR ENDED    SINCE INCEPTION
Forester Value Fund                     12/31/2001  (SEPTEMBER 10, 1999)
  Return before taxes                      3.2%           4.4%
  Return after taxes on distributions      1.9            2.7
  Return after taxes on distributions
    and sale of Fund shares                1.9            2.8
Russell 1000 Value Index* <F1>            -5.6            0.7
S&P 500 Stock Index* <F1>                -11.9           -5.8

*Indexes reflect no deduction for fees, expenses or taxes.

THE FORESTER DISCOVERY FUND

TOTAL RETURNS
(for periods ending December 31, 2001)

FUND/INDEX                               YEAR ENDED    SINCE INCEPTION
Forester Discovery Fund                  12/31/2001  (SEPTEMBER 10, 1999)
  Return before taxes                       3.2%           4.4%
  Return after taxes on distributions       1.9            2.7
  Return after taxes on distributions
    and sale of Fund shares                 1.9            2.8
S&P 500 Stock Index* <F1>                 -11.9           -5.8
MSCI EAFE Net Index* <F1>                 -21.4          -10.5
Russell 2000 Index* <F1>                    2.5            5.8

*Indexes reflect no deduction for fees, expenses or taxes.

<F1> The Russell 1000 Value Index is an unmanaged, market-weighted index of the lower price-to-book value stocks in the Russell 1000 Index of 1000 larger companies. The S&P 500 Stock Index is an unmanaged, market-weighted index of large stocks which is a commonly used measure of common stock total return performance. The MSCI EAFE Net Index is an unmanaged, market-weighted index of companies throughout the world, excluding the U.S. and Canada, including net reinvested dividends. The Russell 2000 Index of 2000 smaller companies is an unmanaged, market-weighted index of small stocks which is commonly used as a measure of small stock total return performance. All indexes are unmanaged and include reinvested dividends.



FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Forester Funds.


                                  Discovery
                                    Fund           Value Fund
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
 from Fund assets)
Management Fees....................	1.00%             1.00%
Distribution and/or
 Service (12b-1) Fees (1)..........	0.00%             0.00%
Other Expenses.....................	4.02%             4.02%
Total Annual Fund                  -------            -------
Operating Expenses (See Fee Waiver
  Footnote 1)...................... 5.02%             5.02%


(1) Operating expenses would be 0.00% and 0.00%, including fee waivers and reimbursements. Total fee waivers and reimbursements were 5.02% for each fund.

Forester Capital Management has voluntarily undertaken to waive the entire management fee and to reimburse all other expenses. Forester Capital Management expects to continue the waivers and reimbursement and will not be repaid for past waivers or reimbursements; however, it may prospectively reinstate all or a portion of such fees or discontinue reimbursement at any time.

(2) No distribution fee was payable under the Distribution Plan for the fiscal year ended 3/31/02. While no distribution fee is currently payable for the fiscal year ended 3/31/03, the Distribution Plan allows for a distribution fee of up to 0.25%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Forester Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                              1 Year    3 Years   5 Years  10 Years

The Value Fund*                $502      $1,506    $2,509   $5,015
The Discovery Fund*            $502      $1,506    $2,509   $5,015

*Giving effect to Forester Capital Management's undertaking to reimburse the Value Fund's and the Discovery Fund's expense's and the waiver of management fees to each Fund, the estimated cost of investing in each Fund would be:

                              1 Year    3 Years   5 Years  10 Years

The Value Fund                 $0        $0        $0        $0
The Discovery Fund             $0        $0        $0        $0



INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISK FACTORS

Investment Objectives
THE VALUE FUND seeks long-term growth of capital. The Fund's investment objective and policies may be changed without a vote of shareholders. Please remember that an investment objective is not a guarantee. An investment in the Forester Funds might not appreciate and investors could lose money.

THE DISCOVERY FUND seeks long-term growth of capital. The Fund's investment objective and policies may be changed without a vote of shareholders. Please remember that an investment objective is not a guarantee. An investment in the Forester Funds might not appreciate and investors could lose money.

Principal Investment Strategies
THE VALUE FUND is diversified and invests primarily in common stocks of undervalued large companies, many of which have market capitalizations over $1.5 billion. The Fund mainly invests in common stocks of United States companies, some, but not all of which, pay dividends.

The Fund uses a value approach to investing - that is, it looks for common stocks that the investment manager believes are undervalued. The principal factor considered by a manager in identifying a value stock is its price to earnings (P/E) ratio. The objective of value investing is to reduce the risk of owning stocks by investing in companies with sound finances whose current market prices are low in relation to earnings. In determining whether a company's finances are sound, the investment manager considers, among other things, its cash position and current ratio of assets compared to current liabilities.

In selecting among stocks with low P/E ratios, the investment manager also considers factors such as the following about the issuer:

	Financial strength
	Book-to-market value
	Price-to-cash flow ratio
	Price-to-sales ratio
	Earnings estimates for the next 12 months
	Five-year return on equity
	Size of institutional ownership

Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company. Under normal market conditions, the fund invests at least 65% of its total assets in common stock of companies that have market capitalizations greater than $1.5 billion. Such securities are generally traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. The Fund may also invest in preferred stocks, convertible securities, warrants and foreign securities. The Fund may also invest in stock index futures and options to
buy and sell such futures.   The Fund also sells securities that the
investment manager considers to be overvalued as necessary to keep focused on undervalued companies.

The Fund may, in response to adverse market, economic, political or other conditions, take defensive positions. During these defensive periods, the Fund may invest some or all of its assets in money market funds and instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements) or high-grade debt securities (such as U.S. Treasury Notes and Bonds, U.S. Government Agency bonds or corporate bonds). The Fund may not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities may earn interest but not appreciate in value. The Fund has been in a defensive position since inception. When the Fund is not taking a defensive position, it still will hold some cash and money market funds and instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

THE DISCOVERY FUND is diversified and may invest in common stocks of undervalued domestic and international companies, some, but not all of which, pay dividends.

The Fund uses a value approach to investing - that is, it looks for common stocks that the investment manager believes are undervalued. The principal factor considered by a manager in identifying a value stock is its price to earnings (P/E) ratio. The objective of value investing is to reduce the risk of owning stocks by investing in companies with sound finances whose current market prices are low in relation to earnings. In determining whether a company's finances are sound, the investment manager considers, among other things, its cash position and current ratio of assets compared to current liabilities.

In selecting among stocks with low P/E ratios, the investment manager also considers factors such as the following about the issuer:

	Financial strength
	Book-to-market value
	Price-to-cash flow ratio
	Price-to-sales ratio
	Earnings estimates for the next 12 months
	Five-year return on equity
	Size of institutional ownership

Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company. Under normal market conditions, the fund invests its assets in common stock of domestic and international companies. The Fund may also invest in preferred stocks, convertible securities, warrants and foreign securities. The Fund may also invest in stock index futures and options to buy and sell such futures. The Fund also sells securities that the investment manager considers to be overvalued or fairly valued as necessary to keep focused on undervalued companies.

The Fund may, in response to adverse market, economic, political or other conditions, take defensive positions. During these defensive periods, the Fund may invest some or all of its assets in money market funds and instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements) or high-grade debt securities (such as U.S. Treasury Notes and Bonds, U.S. Government Agency bonds or corporate bonds). The Fund may not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities may only earn interest but not appreciate in value. The Fund has been in a defensive position since inception. When a Fund is not taking a defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.


Principal Risk Factors
THE VALUE FUND investors may lose money. There are risks associated with investments in the types of securities in which it invests. These risks include:

Market Risk: The prices of the securities in which the Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

Value Investing Risk: From time to time "value" investing falls out of favor with investors. When it does, there is the risk that the market will not recognize a company's improving fundamentals as quickly as it normally would. During these periods, the Funds' relative performance may suffer.

Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

THE DISCOVERY FUND investors may lose money. There are risks associated with investments in the types of securities in which it invests. These risks include:

Market Risk: The prices of the securities in which the Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

Foreign Investment Risk: Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks tend to be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including American Depositary Receipts or "ADRs") include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability.

Currency risk. Foreign securities are usually denominated and traded in foreign currencies, while the Fund values its assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate daily. As a result, the values of the Fund's investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The Fund may have a significant portion of its assets invested in securities denominated in the euro or yen, so the exchange rate between the euro and/or the yen and the U.S. dollar may have a significant impact on the value of the Fund's investments.

Emerging Market Risk: The risks of foreign investments are typically increased in emerging markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability. Their securities markets may be less developed. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Smaller Capitalization Companies Risk: Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. These securities are often subject to wider and more abrupt fluctuations in market price. Less trading volume may make it more difficult for our investment adviser to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform. In addition, the fund's investment focus on smaller companies involves greater risk than a fund that invests primarily in larger, more established companies.

Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks, and the greater sensitivity of small companies to changing economic conditions. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that the share value of the fund may be more volatile than the shares of a fund that invests in larger capitalization stocks.

Value Investing Risk: From time to time "value" investing falls out of favor with investors. When it does, there is the risk that the market will not recognize a company's improving fundamentals as quickly as it normally would. During these periods, the Funds' relative performance may suffer.

Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.


MANAGEMENT OF THE FUNDS

Forester Capital Management, Ltd. manages the Funds' investments.

Forester Capital Management, Ltd. (the "Adviser") is the investment adviser to each of the Forester Funds. The Adviser's address is:

612 Paddock Lane
Libertyville, Illinois 60048

As the investment adviser to the Funds, the Adviser manages the investment portfolio of each Fund. It makes the decisions as to which securities to buy and which securities to sell. Each Fund pays the Adviser an annual investment advisory fee equal to the following percentages of average net assets:

		The Discovery Fund                  1.00%
		The Value Fund                      1.00%

Thomas H. Forester is primarily responsible for the day-to-day management of the portfolios of the Funds and has been so since their inception. He is the portfolio manager. Mr. Forester has been President of the Adviser since its organization in 1998 and incorporation in 1999. He was an officer and portfolio manager from May 1997 through January, 1999 with Dreman Value Advisors, Inc. and its successor firm, Scudder Investments Inc. where he managed over $1.4 billion in value assets, and an officer and portfolio manager from 1995 to 1997 with Peregrine Capital Management Inc.


THE FUNDS' SHARE PRICE

The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays (New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) and weekends. Each Fund's shares will not be priced when the New York Stock Exchange is closed. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives and accepts and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.


PURCHASE OF SHARES

How to Purchase Shares from the Funds

	1. Read this Prospectus carefully

	2. Determine how much you want to invest keeping in mind the following minimums:

		o New accounts                                       $25000

		o Dividend reinvestment                          No Minimum

		o Additions to existing accounts                       $100

	3. Complete the Share Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the reorder form attached to your Fund's confirmation statements (The Fund has additional Purchase Applications and reorder forms if you need them.) If you have any questions, please call 1-847-573-8399.

	4. Make your check payable to "The Forester Funds, Inc." All checks must be drawn on U.S. banks. The Funds will not accept cash or third party checks.
A $25 fee against a shareholder's account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by a Fund as a result.

	5. Send the application and check to:

	BY FIRST CLASS MAIL, OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

	The Forester Funds, Inc.
	612 Paddock Lane
	Libertyville, Illinois 60048

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Forester Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

		1. Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirements.

		2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

		3. Charge fees to their customers for the services they provide them. Also, the Funds (through 12b-1 fees) may pay fees to Servicing
Agents to compensate them for selling the Funds. The Adviser (from its management fees) may pay fees to Servicing Agents to compensate them for the services they provide their customers, including administrative services.

		4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

		5. Be authorized to accept purchase orders on behalf of the Funds. This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

Other Information about Purchasing Shares of the Funds

The Funds may reject any share purchase applications for any reason. The Funds will not accept initial purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Fund.

The Funds will issue certificates evidencing shares purchased only upon request. The Funds will send investors a written confirmation for all purchases of shares.

THE DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan which, among other things, allows it to contract with distributors, to distribute and sell the Fund and pay such distributor a quarterly distribution fee of up to 0.25 of 1% of its average daily net assets computed on an annual basis. Under each Plan, the Fund is obligated to pay distribution fees only to the extent of expenses actually incurred by the distributor for the current year, and thus there will be no carry-over expenses from previous years. These expenses may include expenses incurred for media advertising, the printing and mailing of prospectuses to persons other than shareholders, the printing and mailing of sales literature, answering routine questions relating to a Fund, and payments to selling representatives, authorized securities dealers, financial institutions, or other service providers for providing services in assisting investors with their investments. No fee paid by a Fund under the Plan may be used to reimburse the distributor for expenses incurred in connection with another Fund. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Each Distribution Plan will continue in effect, if not sooner terminated in accordance with its terms, for successive one-year periods, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons, of The Forester Funds, Inc. For further information regarding the Distribution Plan, see the Statement of Additional Information.


REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

	1. Prepare a letter of instruction containing:

		o the name of the Fund(s)

		o account number(s)

		o the amount of money or number of shares being redeemed

		o the name(s) on the account

		o daytime phone number

		o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the
Fund, in advance, at 1-847-573-8399 if you have any questions.

2. 	Sign the letter of instruction exactly as the shares are registered.
Joint ownership accounts must be signed by all owners.

3. 	If there are certificates representing your shares, endorse the certificates or execute a stock power. Again you must endorse certificates and sign stock powers exactly as your shares are registered.

4. 	Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

	o The redemption request exceeds $25,000

	o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

	o The redemption proceeds are to be sent to an address other than the address of record

	o The Funds receive the redemption request within 10 business days of an address change.

A notarized signature is not an acceptable substitute for a signature guarantee.

5. 	Send the letter of instruction and certificates, if any, to:

BY FIRST CLASS MAIL, OVERNIGHT DELIVERY SERVICE
OR REGISTERED MAIL

		The Forester Funds, Inc.
		612 Paddock Lane
		Libertyville, Illinois 60048


How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Payment of Redemption Proceeds

The redemption price per share you receive for redemption requests is the next determined net asset value after:

	1. 	The Fund receives your written request in proper form with all required information, as defined above under "How to Redeem (Sell)
Shares by Mail" and "How to Redeem (Sell) Shares through Servicing Agents".

	2. 	A Servicing Agent that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

For those shareholders who redeem shares by mail the Fund will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information. Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

When redeeming shares of the Funds, shareholders should consider the following:

	1. 	The redemption may result in a taxable gain.

	2. 	If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

	3. 	If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

	4. 	The Funds may pay redemption requests "in kind." This means that the Funds will pay redemption requests entirely or partially with securities rather than with cash.



DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund distributes substantially all of its net investment income and its capital gains annually. You have two distribution options:

	o 	Automatic Reinvestment Option - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

	o 	All Cash Option - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Share Purchase Application. You may change your election by writing to the Fund or by calling 1-847-573-8399.

Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Funds expect that its distributions, as a result of its investment objectives or strategies, will consist primarily of ordinary income or capital gains. An exchange of the Funds' shares for shares of another fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal and state income tax.

Each Fund annually will endeavor to qualify for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Each Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Each Fund intends to distribute all of its net investment income and net capital gain each fiscal year. Dividends from net investment income (including short-term capital gain) are taxable to investors as ordinary income, whereas distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares. Such dividends and distributions are taxable to stockholders, whether received in cash or in additional shares of the respective Funds. A portion of the Funds' income distributions may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.

Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor.

Redemption of shares will generally result in a capital gain or loss for income tax purposes. The tax treatment of such capital gain or loss will depend upon the stockholder's holding period. However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as along-term capital loss to the extent of the capital gain distribution received.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in a Fund.


FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance since inception of The Forester Value Fund's and the Forester Discovery Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the Annual Report which is available upon request.

THE FORESTER VALUE FUND

                                       Year      Year     Period*
                                       Ended     Ended     Ended
(For a share outstanding              Mar 31,   Mar 31,   Mar 31,
 throughout each period)               2002      2001      2000
                                    -----------------------------
NET ASSET VALUE
Beginning of period                   $10.10    $10.14    $10.00
                                      ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                    .23       .53       .30
Net gains (losses) on securities
 (both realized and unrealized)            -       .02      (.04)
                                      ------    ------    ------
  Total from investment operations       .23       .55       .26
                                      ------    ------    ------
LESS DISTRIBUTIONS
Dividends (from net investment income)  (.33)     (.59)     (.12)
                                      ------    ------    ------
      Total distributions               (.33)     (.59)     (.12)
                                      ------    ------    ------
NET ASSET VALUE
End of period                         $10.00    $10.10    $10.14
                                      ======    ======    ======

TOTAL RETURN                            2.25%     5.48%     2.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period            $55,308   $54,113   $51,291

Ratio of expenses to average
 net assets
      After waiver                         0%        0%        0%
      Before waiver                     5.02%     4.78%     1.00%

Ratio of net investment income to
  average net assets                    2.18%     5.23%     5.26%

Portfolio turnover rate                    0%        0%        0%


*Commencement of operations was September 10, 1999.



THE FORESTER DISCOVERY FUND

                                       Year      Year     Period*
                                       Ended     Ended     Ended
(For a share outstanding              Mar 31,   Mar 31,   Mar 31,
 throughout each period)               2002      2001      2000
                                    -----------------------------
NET ASSET VALUE
Beginning of period                   $10.10    $10.14    $10.00
                                      ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                    .23       .53       .30
Net gains (losses) on securities
 (both realized and unrealized)            -       .02      (.04)
                                      ------    ------    ------
  Total from investment operations       .23       .55       .26
                                      ------    ------    ------
LESS DISTRIBUTIONS
Dividends (from net investment income)  (.33)     (.59)     (.12)
                                      ------    ------    ------
      Total distributions               (.33)     (.59)     (.12)
                                      ------    ------    ------
NET ASSET VALUE
End of period                         $10.00    $10.10    $10.14
                                      ======    ======    ======

TOTAL RETURN                            2.25%     5.48%     2.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period            $55,308   $54,113   $51,291

Ratio of expenses to average
 net assets
      After waiver                         0%        0%        0%
      Before waiver                     5.02%     4.78%     1.00%

Ratio of net investment income to
  average net assets                    2.18%     5.23%     5.26%

Portfolio turnover rate                    0%        0%        0%



*Commencement of operations was September 10, 1999.


To learn more about the Forester Funds you may want to read the Forester Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Forester Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You may also learn more about the Forester Funds' investments by reading The Forester Funds' Annual Report to shareholders. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

The SAI are all available to shareholders and prospective investors without charge, simply by calling (collect) 1-847-573-8399.

Prospective investors and shareholders who have questions about the Forester Funds may also call the above number or write to the following address:

	The Forester Funds, Inc.
	612 Paddock Lane
	Libertyville, Illinois 60048

The general public can review and copy information about the Forester Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-800-SEC-0330 for information on the operations of the Public Reference Room.) Reports and other information about the Forester Funds are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

	Public Reference Section
	Securities and Exchange Commission
	Washington, D.C. 20549-6009


A Statement of Additional Information, dated July 31, 2002, which is part of such Registration Statement, is incorporated herein by reference. A copy of the Statement of Additional Information may be obtained, without charge, by writing to the address, or calling the telephone number, stated above. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Funds' Prospectus, Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.

Investment Company Act File No. 811-9391